                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                        THE ZWEIG FUND, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                  April 17, 2000

DEAR SHAREHOLDER:

    You are cordially invited to attend the Annual Meeting of Shareholders of The Zweig Fund, Inc. (the "Fund") to be held on Monday, May 22, 2000 at
10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement present proposals to be considered at the Annual Meeting.

    The Board of Directors recommends that you vote FOR the election to the Board of the two current Directors who are standing for re-election (Proposal 1), and vote FOR the ratification of the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its 2000 fiscal year (Proposal 2).

    This meeting will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD
                                                      AND PRESIDENT

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2000

                              -------------------

TO THE SHAREHOLDERS:

    The Annual Meeting of Shareholders (the "Meeting") of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), will be held Monday, May 22, 2000 at 10:00 A.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes all of which are more fully described in the accompanying Proxy Statement:

    1.  ELECT DIRECTORS:

       To vote upon the election of two Directors to serve until the Annual Meeting of Shareholders in 2003;

    2.  INDEPENDENT ACCOUNTANTS:

       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000; and

    3.  OTHER BUSINESS:

       To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on February 28, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors of
                                                   The Zweig Fund, Inc.
                                                     MARTIN E. ZWEIG,
                                                  CHAIRMAN OF THE BOARD

New York, New York
April 17, 2000
--------------------------------------------------------------------------------

                                   IMPORTANT:
 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A
 PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2000

                              -------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York on Monday, May 22, 2000 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 17, 2000.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted (1) "for" the election of the two nominees of the Board of Directors as Directors of the Fund, and (2) "for" the proposal to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

    The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. With respect to both Proposals, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

    The Board of Directors of the Fund has fixed the close of business on February 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 60,135,623 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund's common stock.

    The Annual Report of the Fund for the year ended December 31, 1999, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on February 28, 2000.

    The Fund will furnish, without charge, another copy of the Fund's
December 31, 1999 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corp., 100 Bright Meadow Blvd., P.O. Box 2020, Enfield, Connecticut 06083-2200, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

    This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 17, 2000.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The members of the Board of Directors of the Fund are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2003). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

    The Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Fund's Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company of 1940, as amended (the "1940 Act")) of the Fund or its investment adviser.

    Based on the recommendations made by the Fund's Nominating Committee at its meeting held in February 2000, the Board of Directors of the Fund has nominated Charles H. Brunie and James B. Rogers, Jr., who are presently Directors of the Fund, for re-election to the Board of the Fund, to each serve until the third succeeding Annual Meeting in 2003.

    Background information with respect to the current Directors appears below.

                                                                                          SHARES
                                                    BUSINESS EXPERIENCE                  OF FUND
      NAME, ADDRESS AND AGE(1)                  DURING THE PAST FIVE YEARS               OWNED(2)
      ------------------------                  --------------------------               --------
Martin E. Zweig* ....................  Chairman of the Board and President of the          93,823(3)
  900 Third Avenue                     Fund since 1986; President of Zweig
  New York, New York 10022               Consulting LLC (the "Sub-Adviser") and
  57                                     Phoenix-Zweig Trust; Chairman of the Board
                                         and President of The Zweig Total Return
                                         Fund, Inc. since 1988; Managing Director of
                                         Zweig-DiMenna Associates LLC; President of
                                         Zweig-DiMenna International Managers Inc.,
                                         Zweig-DiMenna Associates, Inc. and Gotham
                                         Advisors, Inc.; Shareholder, Watermark
                                         Securities, Inc.; formerly President and
                                         Director of Zweig Total Return
                                         Advisors, Inc. and of Zweig Advi-
                                         sors, Inc.; formerly Chairman of
                                         Zweig/Glaser Advisers and Euclid Advisors
                                         LLC; Member of the Undergraduate Executive
                                         Board of The Wharton School, University of
                                         Pennsylvania; Trustee of the Manhattan
                                         Institute.
Charles H. Brunie ...................  Director of the Fund since 1998; Director of           30,000
  21 Elm Rock Road                     The Zweig Total Return Fund, Inc. since 1988;
  Bronxville, NY 10708                   Chairman Emeritus of Oppenheimer Capital;
  69                                     and Chairman Emeritus, Board of Trustees of
                                         the Manhattan Institute.
Elliot S. Jaffe .....................  Director of the Fund since 1988; Director of        12,400(4)
  30 Dunnigan Drive                    The Zweig Total Return Fund, Inc. since 1988;
  Suffern, NY 10901                      Chairman and Chief Executive Officer of The
  73                                     Dress Barn, Inc.; Director of National
                                         Retail Federation; Director of Shearson
                                         Appreciation Fund; Director of Shearson
                                         Managed Governments, Inc.; Director of
                                         Shearson Income Trust; Director of Shearson
                                         Lehman Small Capitalization Fund; Director
                                         of Stamford Hospital Foundation; Member of
                                         the Board of Overseers of The School of
                                         Arts and Sciences, University of
                                         Pennsylvania; Trustee Teachers College,
                                         Columbia University.

                                                                                          SHARES
                                                    BUSINESS EXPERIENCE                  OF FUND
      NAME, ADDRESS AND AGE(1)                  DURING THE PAST FIVE YEARS               OWNED(2)
      ------------------------                  --------------------------               --------
Alden C. Olson ......................  Director of the Fund since 1996; Director of         2,000(5)
  2711 Ramparte Path                   The Zweig Total Return Fund, Inc. since 1996;
  Holt, Michigan 48842                   Chartered Financial Analyst; formerly
  71                                     Director of First National Bank of
                                         Michigan; formerly Professor of Financial
                                         Management, Investments at Michigan State
                                         University.
James B. Rogers, Jr. ................  Director of the Fund since 1986; Director of            4,449
  352 Riverside Drive                  The Zweig Total Return Fund, Inc. since 1988;
  New York, NY 10025                     Private Investor; Chairman of Beeland
  57                                     Interests; Regular Commentator on CNBC;
                                         Author of "Investment Biker: On the Road
                                         with Jim Rogers"; Director of Emerging
                                         Markets Brewery Fund; Director of Levco
                                         Series Trust; Sometimes Visiting Professor
                                         at Columbia University; Columnist for WORTH
                                         Magazine.
Anthony M. Santomero ................  Director of the Fund since 1986; Director of            3,000
  Steinberg-Dietrich Hall              The Zweig Total Return Fund, Inc. since 1988;
  Wharton School                         Richard K. Mellon Professor of Finance, The
  University of Pennsylvania             Wharton School, University of Pennsylvania;
  Philadelphia, PA 19104                 Director of Wharton Financial Institution
  53                                     Center; Trustee of Blackrock Funds;
                                         formerly Director of Municipal Fund for New
                                         York Investors; formerly Director of
                                         Municipal Fund for California Investors;
                                         formerly Trustee of Compass Capital Funds.

---------
    * Director considered to be an "Interested Person," as that term is defined in the 1940 Act. Dr. Zweig is considered an interested person of the Fund because, among other things, he is an officer of the Fund. On March 1, 1999, the shareholders of Zweig Advisors Inc. (which was then the Fund's investment adviser) sold their shares of common stock in such adviser to Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. In such transaction, Dr. Zweig sold 58.5225 shares of the common stock of Zweig Advisors Inc., representing 54.81% of such adviser's outstanding common stock, to Phoenix for the aggregate sum of $17,490,585 (without giving effect to certain contingent payments).

    (1) The terms of the Directors who are not nominees at the current annual meeting are: Professors Olson and Santomero and Dr. Zweig who will continue in office until the annual meeting in 2001 and Mr. Jaffe who will continue in office until the annual meeting in 2002.

    (2) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and reflects ownership as of January 1, 2000. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him. Fractional shares are rounded off to the nearest whole share. The Directors and officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

    (3) Does not include 55,494 shares held by Dr. Zweig as co-trustee for his sons, as to which he disclaims beneficial ownership. Includes 24,240 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

    (4) Does not include 10,000 shares held by Mr. Jaffe's wife, as to which he disclaims beneficial ownership.

    (5) Includes 342 shares owned by Professor Olson's individual retirement account, as to which he has sole voting and investment power.

COMPENSATION OF DIRECTORS AND OFFICERS

    During the year ended December 31, 1999, the Fund paid Directors' fees, aggregating $92,000 to the Directors who were not interested persons of the Fund or its investment adviser. The Fund pays each Director who is not an interested person of the Fund or its investment adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

    Set forth below is the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to current Directors for the year ended December 31, 1999. The Fund does not pay any pension or retirement benefits to its Directors.

                                                        AGGREGATE
                                                       COMPENSATION       TOTAL COMPENSATION FROM
                                                         FROM THE          THE FUND AND THE ZWEIG
                   DIRECTORS                               FUND           TOTAL RETURN FUND, INC.
                   ---------                           ------------       -----------------------
Charles H. Brunie...............................         $16,000                  $32,000
Elliot S. Jaffe............................... .         $19,000                  $38,000
Alden C. Olson................................ .         $19,000                  $38,000
James B. Rogers, Jr........................... .         $17,500                  $35,000
Anthony M. Santomero.......................... .         $20,500                  $41,000

    Jeffrey Lazar, Executive Vice President and Treasurer of the Fund, and Christopher Capano, Vice President and Assistant Treasurer of the Fund, are the only executive officers of the Fund not disclosed in the above listing of Directors. Mr. Lazar has been an officer of the Fund since 1987. Mr. Lazar is 40 years old and was, on January 1, 2000, the beneficial owner of 8,045 shares of the common stock of the Fund, of which 1,591 shares are owned through his individual retirement account. Mr. Lazar is Senior Vice President of Zweig/Glaser Advisers LLC (the "Adviser"). Mr. Capano has worked for the Adviser and its affiliates since 1994 and has been an officer of the Fund since 1996. Mr. Capano is 32 years old and was, on January 1, 2000, the beneficial owner of 247 shares of the common stock of the Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

    The Fund's Board of Directors has a standing Audit Committee, which consists of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Fund. The Audit Committee's primary functions include recommending the Fund's independent accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

    Messrs. Brunie, Rogers and Santomero, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors of the Fund. The Fund's Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

    The Board of Directors of the Fund held four meetings during the year ended December 31, 1999, and also held one meeting in February 2000. The Fund's Nominating Committee held one meeting during the year ended December 31, 1999 and met in advance of the February 2000 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the Board. The Fund's Audit Committee held two meetings during the year ended December 31, 1999 and one meeting in February 2000. Each of the nominees and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his respective committee meetings held during the 1999 year.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

                                   PROPOSAL 2
                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

    At the recommendation of the Audit Committee of the Fund, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Fund for the year ending December 31, 2000. Pursuant to the provisions of the 1940 Act, this selection is subject to the right of the Fund's shareholders, by vote of a majority of the outstanding voting securities of such Fund (which is defined in the 1940 Act to mean the lesser of either (a) the vote of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund) at any meeting called for the purpose of voting on such action, to terminate such employment immediately without penalty. The Board's selection is submitted to the shareholders for ratification or rejection.

    Services performed by PricewaterhouseCoopers LLP during the most recent year included audit of the financial statements of the Fund and services related to filings with the Securities and Exchange Commission. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

               INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

    Zweig/Glaser Advisers LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. ("Phoenix"), a large, diversified financial services organization which is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company.

    Phoenix Equity Planning Corp. (the "Administrator") serves as the Fund's administrator. The Administrator's principal business office is located at 100 Bright Meadow Blvd., P.O. Box 2020, Enfield, Connecticut 06083-2200. All of the Administrator's outstanding equity interests are owned by Phoenix.

    Zweig Consulting LLC, which serves as the Fund's sub-adviser, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. Dr. Zweig is President and principal owner of the Sub-Adviser. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Fund believes that during the year ended December 31, 1999, there was compliance with all Section 16(a) filing requirements applicable to its reporting persons, except that Charles H. Brunie, a Director of the Fund, filed one late report with respect to a purchase of the Fund's shares of common stock.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

    The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser.

VOTE REQUIRED

    The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to both Proposals, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by State Street Bank & Trust Company, the Fund's transfer agent.

PROPOSALS FOR 2001 MEETING

    Any proposals of shareholders that are intended to be presented at the Fund's 2001 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than December 18, 2000, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

New York, New York                                 By Order of the Board of Directors of
April 17, 2000                                             The Zweig Fund, Inc.
                                                             MARTIN E. ZWEIG,
                                                           CHAIRMAN OF THE BOARD

                                                      4902-PS-00

------------------------------------------------------------------------------------------------------------------------------------
                              THE ZWEIG FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2000
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

          The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints
MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at
2 East 55th Street, New York, New York, on May 22, 2000, at 10:00 A.M., and at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

          WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
IS MADE AS REGARDS A PARTICULAR OR OTHER MATTERS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS
(PROPOSAL 1), FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 2), AND IN THE DISCRETION OF THE
PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED
ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
         Please mark boxes or in blue or black ink.
      1. GRANTING WITHHOLDING authority to vote for the election as directors of both nominees listed below:
         Charles H. Brunie and James B. Rogers, Jr.
      (Instructions:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
      2. With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the
         Fund for the year ending December 31, 2000.  FOR  AGAINST  ABSTAIN
      3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
         Your Board of Directors recommends that you vote in favor of Proposals 1 and 2.

                                                                Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                                                                Dated:                                             , 2000


                                                                                     Signature

                                                                                     Signature
           Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
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